Exhibit 10.8

BR BERRY HILL MANAGING MEMBER, LLC

ASSIGNMENT OF

MEMBERSHIP INTEREST

Effective as of the 29th day of August, 2013, for value received, BEMT BERRY HILL, LLC, a Delaware limited liability company (“REIT”), a member of BR BERRY HILL MANAGING MEMBER, LLC, a Delaware limited liability company (the “Company”), hereby sells, assigns and transfers unto BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND III, LLC, a Delaware limited liability company, all of the REIT’s right, title, and interest in and to a 34.381% limited liability company interest in the Company, together with any and all claims, title, interests, entitlements, capital account balances, distributions, and other rights related to such membership interest.

IN WITNESS WHEREOF, the REIT has duly authorized and executed this assignment effective as of the date first written above.

[Signature Page Follows]

Exhibit 10.8

ASSIGNOR:

BEMT BERRY HILL, LLC,
a Delaware limited liability company

By:	Bluerock Multifamily Holdings, LP,
a Delaware limited partnership,
its Manager

By:	Bluerock Multifamily Growth REIT, Inc.,
a Maryland corporation,
its general partner

By:	/s/ Ramin Kamfar
Ramin Kamfar
Authorized Signatory

[Signature Page to BR Berry Hill Managing Member, LLC Assignment of Membership Interest]